Momentus' Vigoride Spacecraft Arrives at Launch Site for First Flight with SpaceX SAN JOSE, Calif.--(BUSINESS WIRE) -- Momentus Inc. (NASDAQ: MNTS) ("Momentus" or the "Company"), a U.S. commercial space company that plans to offer transportation and other in- space infrastructure services, today announced that its Vigoride orbital transfer vehicle has arrived at Cape Canaveral, Florida, for its inaugural launch. The Vigoride spacecraft and customer payloads will now be integrated with SpaceX's Falcon 9 launch vehicle ahead of the Transporter-5 mission targeted for launch in May. The primary goals of Vigoride's inaugural mission are to test the spacecraft in space, learn from any issues encountered, and incorporate lessons learned into future vehicles. Momentus will also take customer payloads to orbit and generate a small amount of revenue. "The arrival of Vigoride at Cape Canaveral, the storied starting point for so many space missions, marks the completion of an extensive ground test and assembly campaign to prepare the vehicle for its first flight," said Momentus Chief Executive Officer John Rood. "Our team will be conducting close-out work on the vehicle before our hardware is integrated with the launch vehicle. It's been quite a journey for our team, and we are looking forward to seeing Vigoride in orbit soon." Momentus welcomes FOSSA Systems and Orbit NTNU among its customers who will be flown on Vigoride's first flight. In addition to Vigoride, Momentus plans to use a third-party deployer from a trusted partner organization to aggregate rideshare demand from customers. Momentus customer Bronco Space, at the California State Polytechnic University at Pomona, will be on this third-party deployer, along with four other satellite payloads. "Access to Low-Earth Orbit is a critical enabler for a thriving and diverse space economy," said Rood. "We are honored to support our customers as they undertake this critical part of their journeys and contribute to expanding and advancing the utilization of space." About Momentus Momentus is a U.S. commercial space company that plans to offer in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. The Company anticipates flying its first Vigoride vehicle to Low Earth Orbit on a third-party launch provider as early as May 2022. Forward-Looking Statements This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the heading “Risk Factors” in the Annual Report on Form 10-K filed by the Company on March 9, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Contacts Investors Darryl Genovesi at investors@momentus.space Media Jessica Pieczonka at press@momentus.space